Maker LMIC MANUFACTURING, INC.

Address 6435 VIRGINIA MANOR RD

BELTSVILLE,MD 20705-1244

9550056086
Customer Number

00002
Note Number

BB&T COPY

NOTE MODIFICATION AGREEMENT

$ 5,000,000.00	05/31/2001	$ 3,088,028.29	12/11/2003
Original Amount of Note	Original Date	Modification Amount	Modification Date

This Note Modification Agreement (hereinafter Agreement) is made and entered into this 11th day of December, 2003, by and between LMIC MANUFACTURING, INC. maker(s), co-maker(s), endorser(s), or other obligor(s) on the Promissory Note (as defined below), hereinafter also referred to jointly and severally as Borrower(s); Branch Banking and Trust Company, a North Carolina banking corporation, hereinafter referred to as Bank; and ______ owners other than Borrower(s) (if any) of any property pledged to secure performance of Borrower(s)'s obligations to Bank, hereinafter referred to jointly and severally as Debtor(s)/Grantor(s).

Witnesseth: Whereas, Borrower(s) has previously executed a Promissory Note payable to Bank, which Promissory Note includes the original Promissory Note and all renewals, extensions and modifications thereof, collectively "Promissory Note", said Promissory Note being more particularly identified by description of the original note above; and Borrower(s) and Bank agree that said Promissory Note be modified only to the limited extent as is hereinafter set forth; that all other terms, conditions, and covenants of said Promissory Note remain in full force and effect, and that all other obligations and covenants of Borrower(s), except as herein modified, shall remain in full force and effect, and binding between Borrower(s) and Bank; and Whereas Debtor(s)/Grantor(s), if different from Borrower(s), has agreed to the terms of this modification; NOW THEREFORE, in mutual consideration of the premises, the sum of Ten Dollars ($10) and other good and valuable consideration, each to the other parties paid , the parties hereto agree that said Promissory Note is amended as hereinafter described:

___ Borrower shall pay a prepayment penalty as set forth in the Prepayment Penalty Addendum attached hereto.

INTEREST RATE, PRINCIPAL AND INTEREST PAYMENT TERM MODIFICATIONS (To the extent no change is made, existing terms continue. Sections not completed are deleted.)

Interest shall accrue from the date hereof on the unpaid principal balance outstanding from time to time at the:

☐ Fixed Rate of ______ % per annum.

☐ Variable rate of the Bank's Prime Rate plus ______ % per annum to be adjusted ______ as the Bank's Prime Rate changes.

☐ As of the Modification Date, any fixed, floating, or average maximum rate and fixed minimum rate in effect by virtue of the Promissory Note(s) are hereby deleted. If checked here ☐ ,the interest rate will not exceed a(n) ☐ fixed ☐ average maximum rate of ______ % or a ☐ floating maximum rate of the greater of ______ % or the Bank's Prime Rate; and the interest rate will not decrease below a fixed minimum rate of ______ %. If an average maximum rate is specified, a determination of any required reimbursement of interest by Bank will be made: ☐ when the Note is repaid in full by Borrower ☐ annually beginning on ______ .

☐ ______

Principal and interest are payable as follows:

☐ Principal (plus any accrued interest not otherwise scheduled herein)
☐ Principal plus accrued interest
} is due in full at maturity on ______

☐ Payable in consecutive ______ installments of ☐ Principal ☐ Principal and interest } commencing on ______ and continuing on the same day of each calendar period thereafter, in ______ equal payments of $ ______ , with one final payment of all remaining principal and accrued interest due on ______ .

☐ ChoiceLine Payment Option: 2% of outstanding balance is payable monthly commencing on ______ and continuing on the same day of each month thereafter, with one final payment of all remaining principal and accrued interest due on ______ .

☐ Accrued interest is payable ______ commencing on ______ and continuing on the same day of each calendar period thereafter, with one final payment of all remaining interest due on ______ .

☐ Bank reserves the right in its sole discretion to adjust the fixed payment due hereunder ______ on ______ and continuing on the same day of each calendar period thereafter, in order to maintain an amortization period of no more than ______ months from the date of this Note. Borrower understands the payment may increase if interest rates increase.

☐ Prior to an event of default, Borrower may borrow, repay, and reborrow pursuant to the terms of a Loan Agreement dated ______ between Borrower and Bank.

☐ ______

☐ Borrower(s) hereby authorizes Bank to automatically debit from its demand deposit or savings account(s) with Bank, any payment(s) due under this Note on date(s) due.

The following scheduled payment(s) is (are) deferred:

X $ 218,574.60 principal
☐ $ ______ interest
☐ $ ______ principal and interest
} payment(s) due on 12/01/2003,11/01/2003

is (are) hereby deferred. Payments will resume on ** according to the schedule contained herein or to the existing schedule (if no other changes are made herein).

** See Attachment to BB&T Note Modification Agreement dated 12/11/03.

ACCOUNT# / NOTE#
9550056086 00002

1373MD (0303)

The Borrower(s) promises to pay Bank, or order, a late fee in the amount of five percent (5%) of any installment past due for ten (10) or more days. Where any installment payment is past due for ten (10) or more days, subsequent payments shall first be applied to the past due balance. In addition, the undersigned shall pay to Bank a returned payment fee if the undersigned or any other obligor hereon makes any payment at any time by check or other instrument, or by any electronic means, which is returned to Bank because of nonpayment due to nonsufficient funds.

COLLATERAL: ☐ The Promissory Note, as modified, and the performance of the terms of any agreement or instrument relating to, evidencing, or securing the Promissory Note, as modified, shall be additionally secured by collateral hereinafter described, a new security instrument shall be executed by Borrower(s), and/or Debtor(s)/Grantor(s), and all other steps necessary to perfect or record the Bank's lien with priority acceptable to Bank shall be taken.

Date: Type of Agreement: ______________________________

From: ______________________________

Date: Type of Agreement: ______________________________

From: ______________________________

Date: Type of Agreement: ______________________________

From: ______________________________

Date: Type of Agreement: ______________________________

From: ______________________________

Date: Type of Agreement: ______________________________

From: ______________________________

☐ ______________________________

____

____

☐ The collateral hereinafter described shall be and hereby is deleted as security interest for payment of the aforesaid Promissory Note:

____

____

OTHER: ______________________________

If the Promissory Note being modified by this Agreement is signed by more than one person or entity, the modified Promissory Note shall be the joint and several obligation of all signers and the property and liability of each and all of them. It is expressly understood and agreed that this Agreement is a modification only and not a novation. The original obligation of the Borrower(s) as evidenced by the Promissory Note above described is not extinguished hereby. It is also understood and agreed that except for the modification(s) contained herein said Promissory Note, and any other Loan Documents or Agreements evidencing, securing or relating to the Promissory Note and all singular terms and conditions thereof, shall be and remain in full force and effect. This Agreement shall not release or affect the liability of any co-makers, obligors, endorsers or guarantors of said Promissory Note. Borrower and Debtor(s)/Grantor(s), if any, jointly and severally consent to the terms of this Agreement, waive any objection thereto, affirm any and all obligations to Bank and certify that there are no defenses or offsets against said obligations or the Bank, including without limitation the Promissory Note. Bank expressly reserves all rights as to any party with right of recourse on the aforesaid Promissory Note.

In the event periodic accruals of interest shall exceed any periodic fixed payment amount described above, the fixed payment amount shall be immediately increased or supplemental interest payments required on the same periodic basis as specified above (increased fixed payments or supplemental payments to be determined in the Bank's sole discretion), in such amounts and at such times as shall be necessary to pay all accruals of interest for the period and all accruals of unpaid interest from previous periods. Such adjustments to the fixed payment amount or supplemental payments shall remain in effect for so long as any interest accruals shall exceed the original fixed payment amount and shall be further adjusted upward or downward to reflect changes in any variable interest rate based on an index such as the Bank's Prime Rate; provided that unless elected otherwise above, the fixed payment amount shall not be reduced below the original fixed payment amount. However, Bank shall have the right, in its sole discretion, to lower the fixed payment amount below the original payment amount. Notwithstanding any other provision contained in this agreement, in no event shall the provisions of this paragraph be applicable to any Promissory Note which requires disclosures pursuant to the Consumer Protection Act (Truth-in-Lending Act), 15 USC § 1601, et seq., as implemented by Regulation Z.

Borrower agrees that the only interest charge is the interest actually stated in this Note, and that any loan or origination fee shall be deemed charges rather than interest, which charges are fully earned and non-refundable. It is further agreed that any late charges are not a charge for the use of money but are imposed to compensate Bank for some of the administrative services, costs and losses associated with any delinquency or default under this Note, and said charges shall be fully earned and non-refundable when accrued. All other charges imposed by Bank upon Borrower in connection with this Note and the loan including, without limitation, any commitment fees, loan fees, facility fees, origination fees, discount points, default and late charges, prepayment fees, statutory attorneys' fees and reimbursements for costs and expenses paid by Bank to third parties or for damages incurred by Bank are and shall be deemed to be charges made to compensate Bank for underwriting and administrative services and costs, other services, and costs or losses incurred and to be incurred by Bank in connection with this Note and the loan and shall under no circumstances be deemed to be charges for the use of money. All such charges shall be fully earned and non-refundable when due.

The Bank may, at its option, charge any fees for the modification, renewal, extension, or amendment of any of the terms of the Promissory Note(s) as permitted by applicable law.

In the words "Prime Rate", "Bank Prime Rate", "BB&T Prime Rate", "Bank's Prime Rate" or "BB&T's Prime Rate" are used in this Agreement, they shall refer to the rate announced by the Bank from time to time as its Prime Rate. The Bank makes loans both above and below the Prime Rate and uses indexes other than the Prime Rate. Prime Rate is the name given a rate index used by the Bank and does not in itself constitute a representation of any preferred rate or treatment.

Unless otherwise provided herein, it is expressly understood and agreed by and between Borrower(s), Debtor(s)/Grantor(s) and Bank that any and all collateral (including but not limited to real property, personal property, fixtures, inventory, accounts, instruments, general intangibles, documents, chattel paper, and equipment) given as security to insure faithful performance by Borrower(s) and any other third party of any and all obligations to Bank, however created, whether now existing or hereafter arising, shall remain as security for the Promissory Note as modified hereby.

It is understood and agreed that if Bank has released collateral herein, it shall not be required or obligated to take any further steps to release said collateral from any lien or security interest unless Bank determines, in its sole discretion, that it may do so without consequence to its secured position and relative priority in other collateral; and unless Borrower(s) bears the reasonable cost of such action. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right of the Bank, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same, or of any other right on any further occasion. Each of the parties signing this Agreement regardless of the time, order or place of signing waives presentment, demand, protest, and notices of every kind, and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there is available to the Bank collateral for the Promissory Note, as amended, and to the additions or releases of any other parties or persons primarily or secondarily liable. Whenever possible the provisions of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement prohibited by or invalid under such law, such provisions shall be ineffective to the extent of any such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All rights and obligations arising hereunder shall be governed by and construed in accordance with the laws of the same state which governs the interpretation and enforcement of the Promissory Note.

From and after any event of default under this Agreement, the Promissory Note, or any related deed of trust, security agreement or loan agreement, interest shall accrue on the sum of the principal balance and accrued interest then outstanding at the variable rate equal to the Bank's Prime Rate plus 5% per annum ("Default Rate"), provided that such rate shall not exceed at any time the highest rate of interest permitted by the laws of the State of Maryland; and further that such rate shall apply after judgement. In the event of any default, the then remaining unpaid principal amount and accrued but unpaid interest then outstanding shall bear interest at the Default Rate until such principal and interest have been paid in full. **Bank shall not be obligated to accept any check, money order, or other payment instrument marked "payment in full" on any disputed amount due hereunder, and Bank expressly reserves the right to reject all such payment instruments. Borrower agrees that tender of its check or other payment instrument so marked will not satisfy or discharge its obligation under this Note, disputed or otherwise, even if such check or payment instrument is inadvertently processed by Bank unless in fact such payment is in fact sufficient to pay the amount due hereunder.**

CREDIT LIFE AND DISABILITY INSURANCE

Subject to certain underwriting criteria and limitations, INDIVIDUAL BORROWERS AND ADDITIONAL CO-MAKERS HAVE THE RIGHT TO REQUEST CREDIT LIFE AND DISABILITY INSURANCE PROTECTION FOR THIS LOAN. One or two Borrowers/Co-makers may be covered by BB&T Credit Life Insurance and one Borrower/Co-maker may be covered by BB&T Credit Disability Insurance. However, the purchase of credit life and credit disability insurance from the Bank is not a condition of obtaining or maintaining this loan.

I, the undersigned, desire the credit insurance with the cost and terms described below and promise to pay the premium of such insurance coverage. I understand that I may cancel this credit insurance at any time.

☐ BB&T Type 1: Complete the following: ☐ Fidelity Security Insurance Company Flex Plan (Complete separate application)

CREDIT LIFE INSURANCE	Effective Date	Term in Mos.	Initial Ins. Amount	Credit Life Premium
☐ Single ☐ Level ☐ Joint ☐ Decreasing	______	______	$ ______	$ ______

CREDIT DISABILITY INSURANCE	Monthly Benefit Amount	Credit Disability Premium
Effective Date and Terms in Mos. Same as Credit Life Insurance Above	$ ______	$ ______

Credit Disability Insurance is subject to a 14-day elimination period and a 60-month maximum benefit period. Only the Borrower or Co-Maker who signs on the first line under "Signature(s) of Borrower" is covered by Credit Disability Insurance.

Signature(s) of Borrower

Total Credit Life and Disability Insurance Premium

______ ______
Signature of Primary Borrower

______ ______ $ ______
Signature of Secondary Borrower

(SIGNATURES ON FOLLOWING PAGE)

BB&T

NOTE MODIFICATION SIGNATURE PAGE

Borrower: LMIC MANUFACTURING, INC.

Account Number: 9550056086

Note Number: 00002

Modification Amount: 3,088,028.29

Modification Date: 12/11/2003

IN WITNESS WHEREOF, the undersigned, on the day and year first written above, has caused this instrument to be executed under seal.

If Borrower is a Corporation:

WITNESS: Gisil Kelly

LMIC MANUFACTURING, INC.
NAME OF CORPORATION

By: Luis Negrete (SEAL)

Title: President

By: ______ (SEAL)

Title: ______

If Borrower is a Partnership, Limited Liability Company, Limited Liability Partnership or Limited Liability Limited Partnership:

WITNESS:

______
NAME OF PARTNERSHIP, LLC, LLP OR LLLP

By: ______ (SEAL)
GENERAL PARTNER OR MANAGER

By: ______ (SEAL)
GENERAL PARTNER OR MANAGER

By: ______ (SEAL)
GENERAL PARTNER OR MANAGER

If Borrower is an Individual

WITNESS:

______ (SEAL)

Additional Borrowers and Debtors/Grantors/Guarantors:

WITNESS: Gisil Kelly

______ (SEAL)
Kwok-Leung Li, Guarantor

______ (SEAL)

______ (SEAL)

______ (SEAL)

______ (SEAL)

______ (SEAL)

IN WITNESS WHEREOF, the undersigned, on the day and year first written above, has caused this note to be executed under seal.

If Borrower is a Corporation:

WITNESS: Gisel Kelly

LMIC MANUFACTURING, INC.
NAME OF CORPORATION

By: Luis Negrete (SEAL)

Title: President

By: ____________ (SEAL)

Title: ____________

If Borrower is a Partnership, Limited Liability Company, Limited Liability Partnership or Limited Liability Limited Partnership:

WITNESS:

____
NAME OF PARTNERSHIP, LLC, LLP OR LLLP

By: ____________ (SEAL)
GENERAL PARTNER OR MANAGER

By: ____________ (SEAL)
GENERAL PARTNER OR MANAGER

By: ____________ (SEAL)
GENERAL PARTNER OR MANAGER

If Borrower is an Individual

WITNESS:

____________ (SEAL)

Additional ~~Co-makers~~ GUARANTOR

WITNESS: Gisel Kelly

Kwok-Leung Li, Guarantor (SEAL)

____________ (SEAL)

____________ (SEAL)

____________ (SEAL)